UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2022

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 Patrick Henry Drive Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 764-4000

(Former name or former address, if changed since last report: N/A)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	COHR	The NASDAQ Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2022 (the “Closing Date”), Coherent, Inc. (the “Company”) completed the previously announced acquisition by II-VI Incorporated (“II-VI”) pursuant to the Agreement and Plan of Merger, dated March 25, 2021 (the “Merger Agreement”), by and among the Company, II-VI and Watson Merger Sub Inc., a wholly owned subsidiary of II-VI (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of II-VI.

Merger Consideration

Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Coherent, par value $0.01 per share (the “Coherent Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (x) shares of Coherent Common Stock owned by II-VI, Coherent, or any direct or indirect wholly owned subsidiary of II-VI or Coherent or (y) shares of Coherent Common Stock owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law, in each case immediately prior to the Effective Time), was cancelled and extinguished and automatically converted into the right to receive the following consideration (collectively, the “Merger Consideration”):

(A) $220.00 in cash, without interest (the “Cash Consideration”); plus

(B) 0.91 of a validly issued, fully paid and nonassessable share of Common Stock of II-VI, no par value per share (“II-VI Common Stock”) (such ratio, the “Exchange Ratio”).

Pursuant to the terms of the Merger Agreement, each Coherent restricted stock unit award (a “Coherent RSU”), other than Director RSUs (as defined below), outstanding immediately prior to the Effective Time was automatically converted into time-based restricted stock units denominated in shares of II-VI Common Stock, entitling the holder to receive, upon settlement, a number of shares II-VI Common Stock equal to the number of shares of Coherent Common Stock subject to the Coherent RSU multiplied by the sum of (A) the Exchange Ratio, and (B) the quotient obtained by dividing the Cash Consideration by the volume weighted average price of a share of II-VI Common Stock for a 10 trading day period ending prior to the Closing Date. For Coherent RSUs subject to performance-based vesting conditions and metrics, the number of shares of II-VI Common Stock subject to the converted Coherent RSUs was determined after giving effect to the Coherent Board of Director’s determination of the number of Coherent RSUs earned, based on the greater of the target or actual level of achievement of such goals or metrics immediately prior to the Effective Time. The converted Coherent RSUs were generally subject to the same terms and conditions that applied to the awards immediately prior to the Effective Time.

Each Coherent RSU granted to a non-employee member of Coherent’s Board of Directors (“Director RSUs”) (whether or not vested) that is outstanding immediately prior to the Effective Time, automatically vested in full and was cancelled and converted into the right to receive the Merger Consideration as if such Director RSU had been settled in shares of Coherent Common Stock immediately prior to the Effective Time.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 25, 2021 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On July 1, 2022, the Company notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and that each outstanding share of Coherent Common Stock had been converted into the right to receive cash consideration and II-VI Common Stock. The Company requested that Nasdaq (i) halt trading of the Coherent Common Stock on Nasdaq prior to the open of trading on July 1, 2022, (ii) withdraw the Coherent Common Stock from listing on Nasdaq and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to report that the Coherent Common Stock is no longer listed on Nasdaq and to apply for the deregistration of the Coherent Common Stock under Section 12(b) of the Exchange Act. As a result, the shares of Coherent Common Stock, which previously traded under the symbol “COHR,” will no longer be listed on Nasdaq.

In addition, the Company intends to file a certification on Form 15 with the SEC to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information contained in Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger on July 1, 2022, at the Effective Time a change in control of the Company occurred and the Company became a wholly owned subsidiary of II-VI.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Merger, each of Jay T. Flatley, Pamela Fletcher, Andreas W. Mattes, Beverly Kay Matthews, Michael R. McMullen, Garry W. Rogerson, Steve Skaggs and Sandeep Vij, ceased to be directors of the Company as of the Effective Time, and the directors of Merger Sub became the directors of the Company.

As of the Effective Time, each of the Company’s executive officers as of immediately prior to the Effective Time ceased to be officers of the Company, and the officers of Merger Sub became the officers of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, the certificate of incorporation and the bylaws of the Company were amended and restated in their entirety to be in the form of the certificate of incorporation and bylaws of Merger Sub in effect as of immediately prior to the Effective Time, subject to certain changes as set forth in the Merger Agreement. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On July 1, 2022, the Company and II-VI issued a joint press release announcing the completion of the Merger. A copy of the joint press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of March 25, 2021, by and among Coherent, Inc., II-VI Incorporated and Watson Merger Sub Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2021).

3.1	Amended and Restated Certificate of Incorporation of Coherent, Inc.

3.2	Amended and Restated Bylaws of Coherent, Inc.

99.1	Joint Press Release, dated July 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.

By:	/s/ Mary Jane Raymond
Name: Mary Jane Raymond
Title: Vice President, Chief Financial Officer and Treasurer

Date:	July 1, 2022